EXHIBIT 4.1
FORM OF COMMON STOCK CERTIFICATE

NUMBER	SHARES
STIRLING ACQUISITION CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 CUSIP ________

THIS CERTIFIES THAT:

IS THE OWNER OF:

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE OF
STIRLING ACQUISITION CORPORATION

(HEREINAFTER CALLED THE “CORPORATION”), TRANSFERABLE UPON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED UNDER AND SHALL BE SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE CORPORATION (COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE TRANSFER AGENT OF THE CORPORATION), TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

/S/ SALLY FONNER	[SEAL]	/S/ RACHEL A. FEFER
PRESIDENT		SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	unif gift min act - _________	custodian __________
TEN ENT	-	as tenants by the entireties	(cust)	(minor)
JT TEN	-	as joint tenants with right of	under uniform gifts to minors
		survivorship and not as tenants act	_______________
		in common	(state)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto please insert social security or other
identifying number of assignee

______________________________________________________________
(please print or typewrite name and address, including zip code, of assignee)

______________________________________________________________

_________________________________________________________shares
Of the capital stock represented by the within certificate; and do hereby Irrevocably constitute and appoint _____________________________________________ attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated ____________________

______________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.